Exhibit 10.8

THIS LEASE is made and entered into this 22 day of              2003 by and between ADMAR CONSTRUCTION, INC. (hereinafter referred to as the “Landlord”) and MICRONEL INC (hereinafter referred to as “Tenant”).

WITNESSETH, that for and in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do hereby mutually agree as follows:

1. Demised Premises. Landlord does hereby lease to Tenant, and Tenant does hereby lease from Landlord, for the term and upon the conditions hereinafter provided, approximately 11,880 office/warehouse square feet of space in the ADMAR BUILDING 2 (hereinafter referred to as the “Building”) situated at 5703 INDUSTRY LANE FREDERICK, MD 21704 (such space being hereinafter referred to as the “Demised Premises”). The Demised Premises (better known as A, Am, B, C, D, E, F, G, H, I and J) is outlined in red on the plan attached hereto and made a part hereof as Exhibit A.

2. Term. The term of this Lease shall be for a period of Five years commencing upon the Lease commencement Date (hereinafter defined and expiring at midnight on June 15, 2008. The Lease Commencement Date shall be June 15, 2003.

3. Rent. The Tenant shall pay as rent for the Demised Premises the sum of One hundred seventeen thousand six hundred Dollars $117,600.00 annually, payable in equal monthly installments, in advance of Nine thousand eight hundred Dollars ($ 9,800.00) on the first day of each and every calendar month during the term hereof. If the Term of this Lease begins on a date other than on the first day of a month, rent from such date until the first day of the following month shall be prorated at the rate of one-thirtieth (1/30) of the fixed monthly rental for each day payable in advance. The Tenant will pay said rent to Landlord, at the office of: ADMAR CONSTRUCTION, INC. 5705 INDUSTRY LANE FREDERICK, MD 21704, or to such other party or to such other address as Landlord may designate from time to time by written notice to Tenant, without demand deduction, set-off or counterclaim. If Landlord shall at any time accept said rent after it shall become due and payable, such acceptance shall not excuse delay upon subsequent occasions, or constitute, or be construed as, a waiver of any or all of the Landlord’s rights hereunder.

4. Use of Demised Premises. Tenant will use and occupy the Demised Premises solely for Design & Production of Personnel Protection Equipment and in accordance with the use permitted under applicable zoning regulations. Without the prior written consent of Landlord, the Demised Premises will not be used for any other purpose. Tenant will not use or occupy the Demised Premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, the State of Maryland and any other public authority having jurisdiction over the Demised Premises.

5. Assignment and Subletting. Tenant will not assign, transfer, mortgage or encumber this Lease or sublet or rent (or permit occupancy or use of) the Demised Premises, or any part thereof, without obtaining the prior written consent of Landlord; nor shall any assignment or transfer of this Lease be effectuated by operation of law or otherwise without the prior written consent of Landlord. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or release of Tenant from the terms of any covenant or obligation under this Lease, nor shall the collection or acceptance of rent from any such assignee, subtenant or occupant constitute a waiver or release of Tenant of any covenant or obligation contained in this Lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of Landlord to any further assignment or subletting. In the event that Tenant defaults hereunder, Tenant hereby assigns to Landlord the rent due from any subtenant Landlord.

6. Maintenance by Tenant. Tenant will keep the Demised Premises and the fixtures and equipment therein in clean, safe and sanitary condition, will take good care thereof, will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this Lease, surrender the same, broom clean, in the same order and condition in which they are on the commencement of the term of this Lease, ordinary wear and tear and damage by the elements excepted.

7. Alterations. Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the Demised Premises or the Building without the prior written consent of Landlord. As a condition precedent to such written consent of Landlord, Tenant agrees to obtain and deliver to Landlord written and unconditional waivers of mechanics’ liens upon the real property of which the performed, and materials to be unconditional waivers of mechanics’ liens upon the real property of which the Demised Premises are a part, for all work, labor, and services to be performed, and materials to be furnished, by them in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. If notwithstanding the foregoing, any mechanics’ lien is filed against the Demised Premises, or the real property of which the Demised Premises are a part, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, such mechanics’ lien shall be discharged by Tenant within ten (10) days thereafter, at Tenant’s sole cost and expensed by the payment thereof or by filing any bond required by law. If Tenant shall fail to discharge any such mechanics’ lien, Landlord may, at its option, discharge the same and treat the cost thereof as additional rent payable with the monthly installment of rent next becoming due; it being hereby expressly covenanted and agreed that such discharge by Landlord shall not be deemed to waive, or release the default of Tenant in not discharging the same. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims or damages to person or property which may or might arise by reason of the making of any such alterations, decorations, additions or improvements. If any such alteration, decoration, addition or improvement is made without the prior written consent of Landlord, Landlord may correct or remove the same, the Tenant shall be liable for any and all expenses incurred by Landlord in the performance of this work. All alterations, decorations, additions or improvements in or to the Demised Premises or the Building made by either party shall immediately become the property of Landlord and shall remain upon and be surrendered with the Demised Premises as a part thereof at the end of the term hereof without disturbance, molestation or injury; provided, however, that if Tenant is not in default in the performance of any of its obligations under this Lease, Tenant shall have the right to remove, prior to the expiration or termination of the term of this Lease, all movable furniture, furnishings or equipment installed in the Demised Premises at the expense of Tenant, and if such property of Tenant is not removed by Tenant prior to the expiration or termination of this Lease, the same shall become the property of Landlord and shall be surrendered with the Demised Premises as a part thereof.

8. Signs; Furnishings. No sign, advertisement or notice shall be inscribed, painted, affixed or displayed on any part of the outside or the inside of the Building except on the directories and the doors of offices, and then only in such place, number, size, color and style as is approved by Landlord, and if any such sign, advertisement or notice is exhibited, Landlord shall have the right to remove the same and Tenant shall be liable for any and all expenses incurred by Landlord by said approval. Any such permitted use, including directories and name plates, shall be at the sole expense and cost of the Tenant. Landlord shall have the right to prohibit any advertisement of Tenant which in its opinion tends to impair the reputation of the Building or its desirability as a high quality office building, and, upon written notice from Landlord, Tenant shall immediately refrain from and discontinue any such advertisement

Any and all damage or injury to the Demised Premises or the Building caused by moving the property of Tenant into, in or out of the Demised Premises, or due to the same being on the equipment or other bulky matter of any description will be received into the Building or carried in the elevators except as approved by Landlord. Tenant agrees promptly to remove from the sidewalks adjacent to the Building any of the Tenant’s furniture, equipment or other material there delivered or deposited.

9. Inspection. Tenant will permit Landlord, or its representative, to enter the Demised Premises, without charge therefor to Landlord and without diminution of the rent payable by Tenant, to examine, inspect and protect the same, and to make such alterations and/or repairs as in the judgment of Landlord may be deemed necessary, or to exhibit the same to prospective tenants during the last one hundred twenty (120) days of the Term of this Lease.

10. Insurance Rating. Tenant will not conduct or permit to be conducted any activity, or place any equipment in or about the Demised Premises, which will, in any way, increase the rate of fire insurance or other insurance on the Building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable Insurance Rating Bureau to be due to activity or equipment in or about the Demised Premises, such statement shall be conclusive evidence that the increase in such rate is due to such activity or equipment, and as a result thereof, Tenant shall be liable for such increase and shall reimburse Landlord therefore. The Tenant shall be responsible for carrying insurance on the contents of its rented unit and shall be responsible for securing its own liability insurance.

11. Tenant’s Equipment. Tenant will not install or operate in the Demised Premises any equipment other than that which is necessary to conduct Tenant’s operation as Manufacture of Personnel Protection Equipment, without first obtaining the prior written consent of Landlord, who may condition such consent upon the payment by Tenant of additional rent in compensation for such excess consumption of utilities and for the cost of additional wiring as may be occasioned by the operation of said equipment or machinery. Tenant shall not install any other equipment of any kind or nature whatsoever which will or may necessitate any changes, replacements or additions to, or in the use of, the water system, heating system, plumbing system, air conditioning system, or electrical system of the Demised Premises or the Building without first obtaining the prior written consent of Landlord. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenant in the Building shall be installed and maintained by Tenant, at Tenant’s expense, on vibration eliminators or other devices sufficient to eliminate such noise vibration.

12. Indemnity. Tenant will indemnify and hold harmless Landlord from and against any loss, damage or liability occasioned by or resulting from any default hereunder or any willful or negligent act on the part of Tenant, its agents, employees, or invitees, or persons permitted on the Demised Premises by Tenant. Tenant agrees to procure and keep in force, at its expense, public liability insurance coverage on the Demised Premises. If requested by Landlord, a certificate of such coverage from the insurer providing thirty (30) days’ notice to Landlord prior to cancellation or termination shall be furnished to Landlord.

13. Common Area. Tenant shall pay their pro rata share of common area maintenance. Common area maintenance costs shall include all costs and expenses of every kind and nature as may be paid or incurred by Landlord in operating, policing, protecting, managing, equipping, lighting, repairing, replacing and maintaining the common areas and common facilities, including, but not limited to, the cost and expenses of:

a.	gardening, landscaping and maintenance of grass, trees and shrubbery;

b.	utility charges and other costs of lighting the common areas, the vehicle areas, building signs and other like facilities;

c.	designated parking spaces line painting, and removal of snow and ice;

d.	collection and removal of trash from all outdoor areas in and around the building.

The tenant’s share of this cost is $761.00 per month in addition to said rent; subject to yearly review.

14. Services and Utilities: The Tenant is aware that its rented unit has its own individually controlled heating units and utility meters and that it is responsible for the payment of those charges.

15. Insolvency or Bankruptcy of Tenant. In the event Tenant makes an assignment for the benefit of creditors, or a receiver of Tenant’s assets is appointed, or Tenant files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary petition in any bankruptcy or insolvency proceeding is filed against Tenant and the same is not discharged within sixty (60) days, or Tenant is adjudicated a bankrupt, Landlord shall have the option of terminating this Lease by sending written notice to Tenant of such termination; and, upon such written notice being given by Landlord to Tenant, the term of this Lease shall, at the option of Landlord, end and Landlord shall be entitled to immediate possession of the Demised Premises and to recover damages from Tenant in accordance with the provisions of Article 17 thereof.

16. Liability of Landlord. Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members, guests, or trespassers for any damage, compensation or claim arising from the necessity of repairing any portion of the Building, the interruption in the use of the Demised Premises, accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of heating, cooling, electrical or plumbing equipment or apparatus, or the termination of this Lease by reason of the destruction of the Demised Premises, or from any fire, robbery, theft and/or any other casualty, or from any leakage in any part or portion of the Demised Premises or the Building, or from water, rain or snow that may leak into, or flow from, any part of the Demised Premises of the Building, or from drains, pipes or plumbing work in the Building or from any other cause whatsoever.

17. Damage to the Demised Premises. If the Demised Premises shall be partially damaged by fire or other cause without the fault or neglect of Tenant, Landlord shall diligently and as soon as practicable after such damage occurs (taking into account the time necessary to effectuate a satisfactory settlement with any insurance company) repair such damage at the expense of the Landlord and the rent, prorated to the extent that the Demised Premises are rendered untenantable, shall be suspended until such repairs are completed, provided. however, that if the Building is damaged by fire or other cause to such extent that the damage cannot be fully repaired within sixty (60) days from the date of such damage, Landlord shall have the option of terminating this Lease by giving written notice to Tenant of such decision and the term of this Lease shall terminate on the day such notice is given.

18. Default of Tenant. If Tenant shall fail to pay any monthly installment of rent as aforesaid (although no legal or formal demand has been made therefor), or shall violate or fail to perform any of the other conditions, covenants or agreements herein made by Tenant, and such failure to pay rent or such violation or failure shall continue for a period often (10) days after written notice thereof to Tenant by Landlord, then and in any of said events this Lease shall, at the option of Landlord, cease and terminate and shall operate as a notice to quit, any notice to quit, or of Landlord’s intention to re-enter, being hereby expressly waived, and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the State of Maryland, or by such other proceedings, including re-entry and possession, as may be applicable. If Landlord elects to terminate this Lease, everything herein contained on the part of Landlord to be done and performed shall cease without prejudice, however, to the right of Landlord to recover from Tenant all rental accrued up to the time of termination or recovery of possession by Landlord, whichever is later. Should this Lease by reason of Tenant’s default as hereinabove provided, or if Tenant shall abandon or vacate the Demised Premises before the expiration or termination of the Term of this Lease, the Demised premises may be relet by Landlord for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental hereinabove provided shall not be realized by Landlord, Tenant shall be liable for all damages sustained by Landlord, including, without limitation deficiency in rent, reasonable attorneys’ fees, brokerage fees, and expenses of placing the Demised Premises in first class rentable condition. Any damage or loss of rental sustained by in separate actions, from time to time, as said damage shall have been made more easily ascertainable by successive relettings, or, at Landlord’s option, may be deferred until the expiration of the term of this Lease, in which event the cause of action shall not be deemed to have accrued until the date of expiration of said term. If Landlord should commence any summary proceeding for non-payment of rent by Tenant, Tenant shall not interpose any counterclaim of any nature or description in any such proceeding.

The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. In the event that Tenant continues to occupy the Demised Premises after the expiration of the term of this Lease, with the express or implied consent of Landlord, such tenancy shall be from month-to-month and shall not be renewal of the term of this Lease or tenancy from year-to year. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

19. Waiver. If under the provisions hereof Landlord shall institute proceedings and a compromise or settlement thereof shall be made, the same shall not constitute a waiver of any covenant herein contained nor of any of Landlord’s rights hereunder. No waiver by Landlord of any breach of any covenant, condition or agreement herein contained shall operate as a waiver of such covenant, condition, or agreement itself, or of any subsequent breach thereof. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installments of rent herein stipulated shall be deemed to other than the monthly installments of rent herein stipulated shall be deemed to other than on account of the earliest stipulated rent nor shall any endorsement or statement on any check or letter accompanying a check for payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or to pursue any other remedy provided in this Lease. No re-entry by Landlord, and no acceptance by Landlord of keys from Tenant, shall be considered an acceptance of a surrender of the Lease.

20. Subordination. This Lease is subject and subordinate to the lien of all and any mortgages (which term “mortgages” shall include both construction and permanent financing and shall include deeds of trust and similar security instruments) which may now or hereafter encumber or otherwise affect the real estate (including the Building of which the Demised Premises form a part, or Landlord’s leasehold interest therein, and to all and any renewals, extensions, modifications, recastings or refinancings thereof. In confirmation of such subordination, Tenant shall, at Landlord’s request, promptly execute any requisite or appropriate certificate or other document. Tenant hereby constitutes and appoints Landlord as Tenant’s attorney-in-fact to execute any such certificate or certificates for or on behalf of Tenant. Tenant agree that in the event that any proceedings are brought for the foreclosure of any such mortgage, Tenant shall atone to the purchaser at such foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the Landlord under this Lease, and Tenant waives the provisions of any statute or rule of law, nor or hereafter in effect, which may give or purport to give Tenant any right to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event that any such foreclosure proceeding is prosecuted or completed. Tenant agrees that this Lease shall subordinate to any mortgages or deeds of trust that may be placed upon any building, structure and/or any part thereof, or the land and to any and all advances to be made thereunder, and to the interest thereon, and to all renewals, replacements, and extensions thereof by Landlord. Should any mortgage or deed of trust executed by Tenant, it shall be subordinate to this Lease. Within ten (10) days after request from Landlord, or in the event that upon any sale, assignment or hypothecation of the Premises and/or land thereunder by Landlord, an estoppel certificate shall be required from Tenant, Tenant agrees to deliver to any proposed mortgagee or purchase or to the Landlord, in recordable form, a certificate certifying (if such be the case) that this Lease is in full force and effect, that there are no defenses or offsets thereto, or stating those claimed by Tenant.

21. Condemnation. If the whole or a substantial part of the Demised Premises shall be taken or condemned by any governmental authority for any public or quasi-public use or in such governmental authority, and Tenant shall have no claim against Landlord (or otherwise) for any portion of the amount that may be awarded as damages as a result of such taking or condemnation or for the value of any unexpired term of the Lease. The annual rental, however, shall be abated on the date when such title vests in such governmental authority. lf less than a substantial part of the Demised Premises is taken or condemned by any governmental authority for any public or quasi-public use or purpose, the rent shall be equitably adjusted on the date when title vests in such governmental authority and the Lease shall otherwise continue in full force and effect. For purposes of this Article 20, a substantial part of the Demised Premises shall be considered to have been taken if more than fifty percent (50%) of the Demised Premises are unusable by Tenant.

22. Covenants of Landlord. Landlord covenants that it has the right to make this Lease for the term aforesaid, and that if Tenant shall pay the rental and perform all of the covenants, terms and conditions of this Lease to be performed by Tenant. Tenant shall, during the term hereby created, freely, peaceably and quietly occupy and enjoy the full possession of the Demised Premises without molestation or hindrance by Landlord or any party claiming through or under Landlord.

23. No Partnership. Nothing contained in this Lease shall be deemed or construed to create a partnership or joint venture of or between Landlord and Tenant, or to create any other relationship between the parties hereto other than that of Landlord and Tenant.

24. No Representations by Landlord. Neither Landlord nor any agent or employee of Landlord has made any representations or promises with respect to the Demised Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the Demised Premises, shall accept the same “as is,” and such taking of possession shall be conclusive evidence that the Demised Premises and the Building are in good and satisfactory condition at the time of such taking of possession.

25. Brokers. Landlord and Tenant each represent and warrant one to another that neither of them has employed any broker in carrying on the negotiations relating to this Lease. Landlord shall indemnify and hold Tenant harmless, and Tenant shall indemnify and hold Landlord harmless from and against any claim or claims for brokerage or other commission arising from or out of any breach of the foregoing representation and warranty by the respective indemnitors.

26. Waiver of Jury Trial. Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant’s use or occupancy of the Demised Premises, and/or claim by injury or damage.

27. Notices. All notices or other communications hereunder shall be in writing and shall be deemed duly given if delivered in person or by the United States Postal Service, Certified or Registered Mail, Return Receipt Requested, First Class, Postage Prepaid, (i) if to Landlord to: Admar Construction, Inc. 5705 Industry Lane Frederick, MD and (ii) if to Tenant, at Suite A at 5703 Industry Lane Frederick, MD unless notice of a change of address is given pursuant to the provisions of this article.

28. Estoppel Certificates. Tenant agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), (ii) stating the dates to which the rent and other charges hereunder have been paid by Tenant, (iii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to Tenant should be sent pursuant to Article 28 hereof. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any prospective purchaser of the Building, any mortgagee of prospective mortgagee of the Building or of Landlord’s interest, or any prospective assignee of any such mortgage.

29. Security Deposit. Simultaneously with the execution of this Lease, Tenant shall deposit with Landlord the sum of $2000.00 as a security deposit. Such security deposit (which shall not bear interest to Tenant) shall be considered as security for the payment and performance by Tenant of all of Tenant’s obligations, covenants, conditions and agreements under this Lease. Upon the expiration of the term hereof, Landlord shall (provided that Tenant is not in default under the terms hereof) return and pay back such security deposit to Tenant, less such portion thereof as Landlord shall have appropriated to make good any default by Tenant with respect to any of Tenant’s aforesaid obligations, covenants, conditions or agreements. In the event of any default by Tenant hereunder, Landlord shall have the right but shall not be obligated, to apply all or any portion of the security deposit to cure such default, in which event Tenant shall be obligated to promptly deposit with Landlord the amount necessary to restore the security deposit to its original amount. In the event or the sale or transfer of Landlord’s interest in the Building, Landlord shall have the right to transfer the security deposit to such purchaser or transferee, in which event Tenant shall be entitled to look to the new Landlord for the return of the security deposit and Landlord shall thereupon be released from all liability to Tenant for the return of such security deposit.

30. Holding Over. Tenant shall give the Landlord notice in writing at least three (3) months prior to the expiration of the term of this Lease of Tenant’s intention to vacate the Demised Premises. In the event that Tenant shall not immediately surrender the Demised Premises on the date of expiration of the term hereof, Tenant shall, by virtue of the provisions hereof, become a Tenant by the month at the monthly rental in effect during the last month of the term of this Lease, which said monthly tenancy shall commence with the first day next after the expiration of the term of this Lease. The Tenant as a monthly tenant shall be subject to all the conditions and covenants of this Lease as though the same had originally been a monthly tenancy. Tenant shall give to Landlord at least thirty (30) days’ written notice of any intention to quit the Demised Premises, and Tenant shall be entitled to thirty (30) days’ written notice to quit the Demised Premises, except in the event of nonpayment of rent in advance or of the breach of any other covenant by the Tenant, in which event Tenant shall not be entitled to any notice to quit, the usual thirty’ (30) days’ notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this article 31, in the event that Tenant shall hold over after the expiration of the term hereby created, and if Landlord shall desire to regain possession of the Demised Premises promptly at the expiration of the term of this Lease, then at any time prior to Landlord’s acceptance of rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Demised Premises without process, or by any legal process in force in Maryland.

31. Right of Landlord to Cure Tenant’s Default. If Tenant defaults in the making of any payment or in the doing of any act herein required to be made or done by Tenant, then Landlord may, but shall not be required to, make such payment or do such act, and the amount of the expense thereof, of made or done by Landlord, with interest thereon at the rate of eight percent (8%) per annum from the date paid by Landlord, shall be paid by Tenant to Landlord and shall constitute additional rent hereunder due and payable with the next monthly installment of rent; but the making of such payment or the doing of such act by Landlord shall not operate to cure such default or to stop Landlord from the pursuit of any remedy to which Landlord would otherwise be entitled. Any installment of rent which is not paid by Tenant within ten (10) days after the same becomes due and payable (in addition to the late charge penalty) shall bear interest at the rate of eight percent (8%) per annum from the date such installment became due and payable to the date of payment thereof by Tenant, and such interest shall constitute additional rent hereunder due and payable with the next monthly installment of rent.

32. Benefit and Burden. The provisions of this Lease shall be binding upon, and shall inure to the benefit of the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest hereunder.

33. Annual Increase. At the end of every year, the yearly rent computed as set forth in Number 3 shall be increased by three percent (3%).

34. Late Charge. A late charge of five percent (5%) will be assessed on any rent received after the tenth (10th) day of the month. If Tenant’s rental is paid by check, Tenant agrees to pay Landlord additional rent of five percent (5%) if Tenant’s bank refuses, on second demand, to pay any such rental check.

35. First Right of Refusal. Landlord grants tenant First Right of Refusal on additional spaces shown by dotted red line on Exhibit A with the same rates for Units L, M, N, O and P when they become available. Tenant to render decision within one week of First Right of Refusal offer.

Witness/Attest:	Landlord:
ADMAR CONSTRUCTION, INC.

	BY:	/s/ Farhad Memarsadeghi 4/8/03
FARHAD MEMARSADEGHI DATE
PRESIDENT

Witness/Attest:		Tenant:
MICRONEL, INC

	BY:	/s/ Dale Kline 4/12/03
DALE KLINE DATE
PRESIDENT